UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 18, 2017

Calmare Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Kings Highway East, Fairfield, Connecticut	06824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 368-6044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 18, 2017, Stan Yarbro was removed as a director ("Director") of Calmare Therapeutics, Inc. (the "Company") by a majority vote of the Board of Directors pursuant to a duly called special meeting of the Board of Directors. Per Article II, Section 2.11 of the Bylaws of the Company, except as may otherwise be provided by the Delaware General Corporation Law, any director of the Corporation may be removed by a vote of a majority of the Board of Directors in the event such Director has violated his or her fiduciary duties to the Corporation or has violated the Corporate Code of Conduct as then in effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calmare Therapeutics Incorporated

Date: March 23, 2017	By:	/s/ Conrad Mir
Name: Conrad Mir
Title: Chief Executive Officer